Exhibit 4.1


                                    DEBENTURE



      NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON
CONVERSION
      HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES
AND
      EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE
OR UNDER
      THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE
SECURITIES
      ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR
TRANSFERRED
      PRIOR TO THE 40TH DAY FOLLOWING THE ORIGINAL ISSUANCE HEREOF
AND
      THEREAFTER ONLY IN ACCORDANCE WITH REGULATION S UNDER THE
ACT, OR AS
      PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION
THEREFROM
      AS EVIDENCED BY AN OPINION (WHICH SHALL BE IN FORM AND
SUBSTANCE
      SATISFACTORY TO THE COMPANY) OF COUNSEL SATISFACTORY TO THE
COMPANY,
      THAT SUCH REGISTRATION IS NOT REQUIRED.


No. ---------                                             US
$----------------

                                XOMA CORPORATION

          4% CONVERTIBLE SUBORDINATED DEBENTURE DUE NOVEMBER ___,
1998



        THIS DEBENTURE is one of a duly authorized issue of Debentures of XOMA
CORPORATION, a corporation duly organized and existing under the laws of the
State of Delaware (the "Company") designated as its 4% Convertible
Subordinated
Debentures due November ___, 1998.

         FOR VALUE RECEIVED, the Company promises to pay to -----------------, the registered holder hereof (the "Holder"), the principal sum of -------------------------- United States Dollars (US
$--------------) on November ---, 1998 (the "Maturity Date") and to pay interest on the principal sum outstanding from time to time in arrears on the Maturity
Date, at the rate of four per cent (4%) per annum accruing on a calendar year basis from the date of initial issuance. Accrual of interest shall commence on the first such business day to occur after the date hereof until payment in full of the principal sum has been made or duly provided for. All interest so payable will be paid to the person in whose name this Debenture (or one or more predecessor Debentures) is registered on the records of the Company regarding registration and transfers of the Debentures (the "Debenture Register") on the tenth day prior to the Maturity Date; provided, however, that the Company's obligation to a transferee of this Debenture arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of the
Offshore Securities Subscription Agreement executed by the original Holder. The principal of, and interest on, this Debenture are payable in such coin or currency of the United States of

America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Debenture Register of the
Company as designated in writing by the Holder from time to time. The Company will pay the principal of and interest on this Debenture on the Maturity Date, less any amounts required by law to be deducted, by check payable to the registered holder of this Debenture as of the tenth day prior to the Maturity
Date and addressed to such holder at the last address appearing on the Debenture
Register. The forwarding of such check shall constitute a payment of interest hereunder and shall satisfy and discharge the liability for principal of and interest on this Debenture to the extent of the sum represented by such check plus any amounts so deducted.

         This Debenture is subject to the following additional provisions:

         1. The Debentures are issuable in denominations of Fifty
Thousand
United States Dollars (US $50,000) and integral multiples thereof. Subject to the foregoing, the Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the
Holders surrendering the same. No service charge will be made for such registration or transfer or exchange.

         2. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and Holder shall execute and deliver all required documentation in connection therewith.

         3. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the U.S. Securities Act of 1933, as amended (the "Act"), and other applicable state and foreign securities laws. In the event of any proposed transfer of this Debenture, the Company may require, prior to issuance of a new
Debenture in the name of such other person, that it receive transfer documentation including an opinion or opinions (which shall be in form and substance satisfactory to the Company) of counsel satisfactory to the Company to the effect that the issuance of the Debenture in such other name does not and will not cause a violation of the Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Debenture and such documentation, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's
Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

         4. The Holder of this Debenture is entitled, at its option, to convert at any time (a) commencing forty-five (45) days after the closing of the sale of this Debenture (the "Closing") until maturity hereof, fifty percent (50%) of the principal amount of this Debenture, and (b) commencing seventy-five
(75) days
after the Closing until maturity hereof, all of the outstanding principal amount of this Debenture, provided the principal amount is at least Fifty Thousand
United States Dollars (US $50,000) (unless at the time of such election to convert the aggregate principal amount of all outstanding Debentures registered in the name of the Holder is less than Fifty Thousand United States Dollars (US
$50,000), in which event the entire principal amount thereof shall be so convertible), into shares of Common Stock, par value $.0005 per share, of the
Company (the "Common Stock") at a conversion price per share of Common Stock equal to Eighty Percent (80%) of the Market Price of the Company's Common Stock on the applicable Conversion Date. For purposes of this Section 4,
(y) the
Market Price on any date means (i) if the Common Stock is listed on a national securities exchange, the numerical average of the last reported bid prices per share of the Common Stock on the principal securities exchange on which the Common Stock is listed that shall be consolidated for consolidated trading, if applicable to such exchange, for five trading days of such exchange immediately preceding such date, or
(ii) if the
Common Stock is not so listed, the numerical average of the last reported bid prices per share of the Common Stock as reported on the NASDAQ National Market for the five NASDAQ trading days immediately preceding such date, or (iii) if the Common Stock is neither so listed nor so reported, the numerical average of the last reported bid price per share of the Common Stock as quoted by a registered broker-dealer for the last five days for which such quotes are available immediately prior to such date; provided that such quotes must have been available for at least five days in the preceding thirty-day period, or
(iv) if the Common Stock is not so listed, so reported or so quoted, the fair value of the Common Stock on such date, as determined by the Board of Directors of the Company in good faith after taking into account such factors as the Board of Directors may deem appropriate, including one or more professional valuations, and (z) Conversion Date means the date selected by the Holder converting this Debenture as the date for conversion hereof, which date shall be set forth in a written notice received by the Company on or before such date
(which may be provided by facsimile transmission or other means of same day delivery), as well as appearing below such Holder's signature on a properly executed Conversion Notice (defined below) delivered to the Company promptly thereafter. Such conversion shall be effectuated by surrendering the Debentures to be converted to the Company with the form of conversion notice attached hereto as Exhibit A (the "Conversion Notice"), executed by the Holder of the
Debenture evidencing such Holder's election to convert this Debenture or a specified portion (as above provided) hereof, and accompanied, if required by the Company, by proper assignment hereof in blank. Interest accrued or accruing from the date of issuance to the date of conversion, less all amounts required by law to be deducted, shall be paid upon conversion by issuance of shares of
Common Stock of the Company at the Market Price. No fractional shares of Common
Stock or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share.
Facsimile delivery of the Conversion Notice shall be accepted by the Company.
Subject to Section 5 hereof, commencing ------------------, 1996, the Company shall have the right, at any time and from time to time, to convert this
Debenture into shares of Common Stock, such right of the Company to be exercisable by the Company in whole or in part. Each $1,000 of principal amount of Debenture converted pursuant to the preceding sentence will be converted into the number of shares of Common Stock equal to the number obtained by dividing
$1,000 by 80% of the Market Price on the applicable Company Conversion Date. As promptly as practicable after the applicable Company Conversion Date, the
Company will send a written notice (a "Company Conversion Notice") by first-class mail, postage prepaid, to the Holder, at its address as the same appears on the Debenture Register for the Debentures setting forth the applicable Market Price, together with a certificate or certificates for the number of shares of Common Stock issuable upon conversion of such Debentures.
Each conversion pursuant to the foregoing sentence shall be deemed to have occurred on the date of mailing of the Company Conversion Notice, and this
Debenture shall no longer be outstanding for any purpose thereafter. Company
Conversion Date means the date selected by the Company for conversion of this
Debenture as set forth in the applicable Company Conversion Notice.

         5. Notwithstanding any other provision herein to the contrary, unless the Stockholder Approval shall have been obtained, the Company shall not be required to convert any Debentures into shares of Common Stock to the extent that as a consequence of such conversion, together with all prior conversions of
Debentures, greater than 4,908,474 shares of Common Stock shall have been issued upon conversion of Debentures. The Company shall promptly give notice to each
Holder (by first class mail, postage prepaid, at such Holder's address as the same appears on the Debenture Register) if for any five (5) trading days of an eight (8) consecutive trading day period, the Company would not have been required to convert Debentures as a consequence of the foregoing limitation had all outstanding Debentures been surrendered for conversion into Common Stock on such date. If at any time any Debentures surrendered for conversion are not converted into Common Stock as a consequence of the foregoing limitation, the
Company shall promptly notify the Holders in writing of such occurrence and shall thereafter determine in its sole discretion to either (i) convene a meeting of the holders of Common Stock as promptly as practicable and use its reasonable best efforts to obtain the Stockholder Approval, or (ii) promptly prepay the principal amount of the outstanding Debentures so surrendered for conversion, together with accrued interest to the date of conversion, less all amounts required by law to be deducted. In the event the Stockholder Approval contemplated in subclause (i) above is not obtained at such meeting or any adjournment thereof, the Company shall thereafter promptly prepay the principal amount of the outstanding Debentures so surrendered for conversion, together with accrued interest to the date of prepayment, less all amounts required by law to be deducted. Stockholder Approval means the approval by a majority of the votes cast by the holders of shares of Common Stock (in person or by proxy) at a meeting of the stockholders of the Company (duly convened at which a quorum was present) of the issuance by the Company of 20% or more of the outstanding Common
Stock of the Company for less than the greater of the book or market value of such Common Stock upon conversion of the Debentures, as and to the extent required under Section 6(i) or Part III of Schedule D to the By-Laws of the
National Association of Securities Dealers, Inc. (or any successor or replacement provision thereof).

         6. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency, herein proscribed. This Debenture is a direct obligation of the
Company. This Debenture ranks equally with all other Debentures now or hereafter issued under the terms set forth herein.

         7. No recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         8. If the Company merges or consolidates with another corporation or sells or transfers all or substantially all of its assets to another person and the holders of the Common Stock are entitled to receive stock, securities or property in respect of or in exchange for Common Stock, then as a condition of such merger, consolidation, sale or transfer, the Company and any such successor, purchaser or transferee shall amend this Debenture to provide that it may thereafter be converted on the terms and subject to the conditions set forth above into the kind and amount of stock, securities or property receivable upon such merger, consolidation, sale or transfer by a holder of the number of shares of Common Stock into which this Debenture might have been converted immediately before such merger, consolidation, sale or transfer, subject to adjustments which shall be as nearly equivalent as may be practicable. In the event of any proposed merger, consolidation or sale or transfer of all or substantially all of the assets of the Company (a "Sale"), the Holder hereof shall have the right to convert by delivering a Notice of Conversion to the Company within fifteen
(15) days of receipt of notice of such Sale from the Company. In the event the
Holder hereof shall elect not to convert prior to the expiration of such fifteen
(15) day period, the Company may prepay all outstanding principal and accrued interest on this Debenture to the date of such prepayment, less all amounts required by law to be deducted, upon which tender of payment following such notice, the right of conversion shall terminate.

         9. The Holder of the Debenture, by acceptance hereof, agrees that this
Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or the shares of Common Stock issuable upon conversion thereof prior to the 40th day following the original issuance hereof and thereafter only under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

         10. This Debenture shall be governed by and construed in accordance with the laws of the State of New York.

         11. The following shall constitute an "Event of Default":

             a. The Company shall default in the payment of principal or interest on this Debenture; or

             b. Any of the representations or warranties made by the
                Company herein, in the Subscription Agreement, or in
                any certificate or financial or other written statements heretofore or hereafter furnished by or on
                behalf of the Company in connection with the execution and delivery of this Debenture or the Subscription Agreement shall be false or misleading in any material respect at the time made; or

             c. The Company shall fail to perform or observe, in any
                material respect, any other covenant, term, provision, condition, agreement or obligation of the
                Company under this Debenture and such failure shall continue uncured for a period of thirty (30) days after notice from the Holder of such failure; or

             d. The Company shall (1) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (2)
                apply for or consent to the appointment of a trustee,
                liquidator or receiver for its or for a substantial part of its property or business; or

             e. A trustee, liquidator or receiver shall be appointed for the
                Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty
                (60) days after such appointment; or

             f. Bankruptcy, reorganization, insolvency or liquidation
                proceedings or other proceedings for relief under any
                bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if
                instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

             g. The Company shall have its Common Stock delisted from
                an exchange or over-the-counter market or suspended from trading, and shall not have its Common Stock listed on the same or another exchange or market or have such suspension lifted, as the case may be, within thirty (30) days; provided that in no event shall
                a change in the listing of the Company's stock from NASDAQ/NMS to the NASDAQ Small Cap Market constitute
                a default hereunder.

Then, or at any time thereafter, and in each and every such case, unless such
Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may, upon written notice to the Company, consider this Debenture immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

         12. Nothing contained in this Debenture shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

         13. The Company and each Holder of this Debenture covenant and agree that the payment of the principal of and interest on this Debenture shall be subordinated in right of payment to the prior payment in full in cash of all of the Company's indebtedness or obligations of any kind whatsoever outstanding from time to time that is not expressly designated as subordinated indebtedness
(the "Senior Debt"). In the event of any insolvency, bankruptcy or similar proceedings relative to the Company or to its property, then:

         a. the holders of Senior Debt shall be entitled to receive payment in full in cash of all amounts due on or in respect of all Senior
             Debt before the Holder of this Debenture is entitled to receive any payment or distribution of any kind or character on account of this Debenture;

         b. any payment or distribution by the Company of any kind or character to which the Holder of this Debenture would be entitled but for the provisions of this Section shall be paid, ratably, directly to the holders of Senior Debt or their representative or representatives; and

         c. in the event that, notwithstanding the foregoing, the Holder of this Debenture shall have received any payment or distribution by the Company of any kind or character, from and
             after the date of any such event set forth above before all
             Senior Debt is paid in full in cash, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy or other person or
             entity making payment or distribution of assets of the Company for application to the payment of all Senior Debt remaining unpaid.

         In case any payment or distribution shall be paid or delivered to any
Holder of this Debenture in violation or contravention of the terms of this
Section, such payment or distribution shall, upon such Holder's receipt of notice of such violation or contravention, be held in trust for and paid and delivered ratably to the holders of Senior Debt (or their duly authorized representatives), until all Senior Debt shall have been paid in full.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: ------------------------
                                           XOMA CORPORATION



                                           By:
-----------------------------
                                               [Name and Title]

                                  EXHIBIT A

                             NOTICE OF CONVERSION

        (To be Executed by the Registered Holder in order to
Convert a
        4% Convertible Subordinated Debenture due November ---,
1998)


         The undersigned hereby irrevocably elects to convert US
$-----------
(not less than US $50,000, unless at the time of such election to convert the aggregate principal amount of all outstanding Debentures registered in the name of the Holder is less than Fifty Thousand United States
Dollars (US $50,000)) of the principal amount of the above Debenture No. --- into shares of Common Stock, par value $.0005 per share, of XOMA CORPORATION
(the "Company") according to the conditions thereof, as of the date written below.

         1. The Holder understands that the Debenture was issued by the Company pursuant to the exemption from registration under the United States Securities
Act of 1933, as amended (the "1933 Act"), provided by Regulation S thereunder
("Regulation S").

         2. The  undersigned  represents  that it is not a U.S.
Person as
defined in
Regulation S promulgated under the Securities Act of 1933 and is not converting the Debenture on behalf of any U.S. Person.

         3. The Holder represents and warrants that all offers and sales by the
Holder of the shares of Common Stock of the Company issued to the Holder upon such conversion of the Debenture (the "Common Shares") shall be made in compliance with Regulation S, pursuant to the registration provisions of the
1933 Act or pursuant to an exemption from registration.

         4. The Holder is familiar with and understands the terms and conditions and requirements contained in Regulation S.

         5. The undersigned has not engaged in any "directed selling efforts"
(as
such term is defined in Regulation S) with respect to the Common
Shares.


Date of Conversion*  ---------------------------------------

Applicable Market Price   ----------------------------------


Signature --------------------------------------------------
                          [Name]

Address: ---------------------------------------------------
         ---------------------------------------------------


* The original Debenture and the original of this Notice of Conversion must be received by the Company by the fifth business date following the Conversion Date. Written notice of the conversion to which this notice relates must be received by the Company on the Conversion Date
      (which may be provided by facsimile transmission or other means of same day delivery).

                                   DEBENTURE


         NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON
CONVERSION
         HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES
SECURITIES AND
         EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY
STATE OR UNDER
         THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT").
THE SECURITIES
         ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR
TRANSFERRED
         PRIOR TO THE 40TH DAY FOLLOWING THE ORIGINAL ISSUANCE
HEREOF AND
         THEREAFTER ONLY IN ACCORDANCE WITH REGULATION S UNDER THE
ACT, OR AS
         PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR
EXEMPTION
         THEREFROM.


No. A-                                             US $

                      XOMA CORPORATION

      4% CONVERTIBLE SUBORDINATED DEBENTURE DUE NOVEMBER 30, 1998,
SERIES A


        THIS DEBENTURE is one of a duly authorized issue of Debentures of XOMA
CORPORATION, a corporation duly organized and existing under the laws of the
State of Delaware (the "Company"), designated as its 4% Convertible
Subordinated
Debentures due November 30, 1998, Series A.

         FOR VALUE RECEIVED, the Company promises to pay to ----------------------------, the registered holder hereof (the
"Holder"), the
principal sum of -------------------------- United States Dollars
(US
$--------------) on November 30, 1998 (the "Maturity Date") and to pay interest on the principal sum outstanding from time to time in arrears on the Maturity
Date, at the rate of four per cent (4%) per annum accruing on a calendar year basis from the date of initial issuance. Accrual of interest shall commence on the first such business day to occur after the date hereof until payment in full of the principal sum has been made or duly provided for. All interest so payable will be paid to the person in whose name this Debenture (or one or more predecessor Debentures) is registered on the records of the Company regarding registration and transfers of the Debentures (the "Debenture Register") on the tenth day prior to the Maturity Date; provided, however, that the Company's obligation to a transferee of this Debenture arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of the
Offshore Securities Subscription Agreement ("Subscription Agreement") executed by the original Holder. The principal of, and interest on, this Debenture are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Debenture Register of the Company as designated in writing by the Holder from time to time. The Company will pay the principal of and interest on this Debenture on the Maturity Date, less any amounts required by law to be deducted, by check payable to the registered holder of this
Debenture as of the tenth day prior to the Maturity Date and addressed to such holder at the last address appearing on the Debenture Register. The forwarding of such check shall constitute a payment of interest hereunder and shall satisfy and discharge the liability for principal of and interest on this Debenture to the extent of the sum represented by such check plus any amounts so deducted.

         This Debenture is subject to the following additional provisions:

         1. The Debentures are issuable in denominations of Fifty
Thousand
United States Dollars (US$ 50,000) and integral multiples thereof. Subject to the foregoing, the Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the
Holders surrendering the same. No service charge will be made for such registration or transfer or exchange.

         2. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and Holder shall execute and deliver all required documentation in connection therewith.

         3. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the U.S. Securities Act of 1933, as amended (the "Act"), and other applicable state and foreign securities laws. In the event of any proposed transfer of this Debenture, the Company may require, prior to issuance of a new
Debenture in the name of such other person, that it receive transfer documentation including an opinion or opinions (which shall be in form and substance satisfactory to the Company) of counsel satisfactory to the Company to the effect that the issuance of the Debenture in such other name does not and will not cause a violation of the Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Debenture and such documentation, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's
Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

         4. The Holder of this Debenture is entitled, at its option, to convert at any time (a) commencing forty-five (45) days after the closing of the sale of this Debenture (the "Closing") until maturity hereof, fifty percent (50%) of the principal amount of this Debenture, and (b) commencing seventy-five
(75) days
after the Closing until maturity hereof, all of the outstanding principal amount of this Debenture, provided the principal amount is at least Fifty Thousand
United States Dollars (US $50,000) (unless at the time of such election to convert the aggregate principal amount of all outstanding Debentures registered in the name of the Holder is less than Fifty Thousand United States Dollars (US
$50,000), in which event the entire principal amount thereof shall be so convertible), into shares of Common Stock, par value $.0005 per share, of the
Company (the "Common Stock") at a conversion price per share of Common Stock equal to Eighty Percent (80%) of the Market Price of the Company's Common Stock on the applicable Conversion Date. For purposes of this Section 4,
(y) the
Market Price on any date means (i) if the Common Stock is listed on a national securities exchange, the numerical average of the last reported bid prices per share of the Common Stock on the principal securities exchange on which the
Common Stock is listed that shall be consolidated for consolidated trading, if applicable to such exchange, for five trading days of such exchange immediately preceding such date, or (ii) if the Common Stock is not so listed, the numerical average of the last reported bid prices per share of the Common Stock as reported on the NASDAQ National Market for the five NASDAQ trading days immediately preceding such date, or (iii) if the Common Stock is neither so listed nor so reported, the numerical average of the last reported bid price per share of the Common Stock as quoted by a registered broker-dealer for the last five days for which such quotes are available immediately prior to such date;
provided that such quotes must have been available for at least five days in the preceding thirty-day period, or (iv) if the Common Stock is not so listed, so reported or so quoted, the fair value of the Common Stock on such date, as determined by the Board of
Directors of the Company in good faith after taking into account such factors as the Board of Directors may deem appropriate, including one or more professional valuations, and (z) Conversion Date means the date selected by the Holder converting this Debenture as the date for conversion hereof, which date shall be set forth in a written notice received by the Company on or before such date
(which may be provided by facsimile transmission or other means of same day delivery), as well as appearing below such Holder's signature on a properly executed Conversion Notice (defined below) delivered to the Company promptly thereafter. Such conversion shall be effectuated by surrendering the Debentures to be converted to the Company with the form of conversion notice attached hereto as Exhibit A (the "Conversion Notice"), executed by the Holder of the
Debenture evidencing such Holder's election to convert this Debenture or a specified portion (as above provided) hereof, and accompanied, if required by the Company, by proper assignment hereof in blank. Interest accrued or accruing from the date of issuance to the date of conversion, less all amounts required by law to be deducted, shall be paid upon conversion by issuance of shares of
Common Stock of the Company at the Market Price. No fractional shares of Common
Stock or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share.
Facsimile delivery of the Conversion Notice shall be accepted by the Company.
Subject to Section 5 hereof, commencing November 30, 1996, the Company shall have the right, at any time and from time to time, to convert this Debenture into shares of Common Stock, such right of the Company to be exercisable by the
Company in whole or in part. Each $1,000 of principal amount of Debenture converted pursuant to the preceding sentence will be converted into the number of shares of Common Stock equal to the number obtained by dividing $1,000 by 80%
of the Market Price on the applicable Company Conversion Date. As promptly as practicable after the applicable Company Conversion Date, the Company will send a written notice (a "Company Conversion Notice") by first-class mail, postage prepaid, to the Holder, at its address as the same appears on the Debenture
Register for the Debentures setting forth the applicable Market Price, together with a certificate or certificates for the number of shares of Common Stock issuable upon conversion of such Debentures. Each conversion pursuant to the foregoing sentence shall be deemed to have occurred on the date of mailing of the Company Conversion Notice, and this Debenture shall no longer be outstanding for any purpose thereafter. Company Conversion Date means the date selected by the Company for conversion of this Debenture as set forth in the applicable
Company Conversion Notice.

         5. Notwithstanding any other provision herein to the contrary, unless the Stockholder Approval shall have been obtained, the Company shall not be required to convert any Debentures into shares of Common Stock to the extent that as a consequence of such conversion, together with all prior conversions of
Debentures and the Company's 4% Convertible Subordinated Debentures due November
21, 1995 (the "November 21 Debentures"), greater than 4,908,474 shares of Common
Stock shall have been issued upon conversion of either Debentures or the
November 21 Debentures, or any combination thereof. The Company shall promptly give notice to each Holder (by first class mail, postage prepaid, at such
Holder's address as the same appears on the Debenture Register) if for any five
(5) trading days of an eight (8) consecutive trading day period, the Company would not have been required to convert Debentures as a consequence of the foregoing limitation had all outstanding Debentures and November 21 Debentures been surrendered for conversion into Common Stock on such date. If at any time any Debentures surrendered for conversion are not converted into Common Stock as a consequence of the foregoing limitation, the Company shall promptly notify the
Holders in writing of such occurrence and shall thereafter determine in its sole discretion to either (i) convene a meeting of the holders of Common Stock as promptly as practicable and use its reasonable best efforts to obtain the
Stockholder Approval, or (ii) promptly prepay the principal amount of the outstanding Debentures so surrendered for conversion, together with accrued interest to the date of conversion, less all amounts required by law to be deducted. In the event the Stockholder Approval contemplated in subclause (i) above is not obtained at such meeting or any adjournment thereof, the Company shall thereafter promptly prepay the principal amount of the outstanding Debentures so surrendered for conversion, together with accrued interest to the date of prepayment, less all amounts required by law to be deducted. Stockholder Approval means the approval by a majority of the votes cast by the holders of shares of Common Stock (in person or by proxy) at a meeting of the stockholders of the Company (duly convened at which a quorum was present) of the issuance by the Company of 20% or more of the outstanding Common
Stock of the Company for less than the greater of the book or market value of such Common Stock upon conversion of the Debentures and the November 21
Debentures, as and to the extent required under Section 6(i) or
Part III of
Schedule D to the By-Laws of the National Association of Securities
Dealers,
Inc. (or any successor or replacement provision thereof).

         6. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency, herein proscribed. This Debenture is a direct obligation of the
Company. This Debenture ranks equally with all other Debentures now or hereafter issued under the terms set forth herein.

         7. No recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         8. If the Company merges or consolidates with another corporation or sells or transfers all or substantially all of its assets to another person and the holders of the Common Stock are entitled to receive stock, securities or property in respect of or in exchange for Common Stock, then as a condition of such merger, consolidation, sale or transfer, the Company and any such successor, purchaser or transferee shall amend this Debenture to provide that it may thereafter be converted on the terms and subject to the conditions set forth above into the kind and amount of stock, securities or property receivable upon such merger, consolidation, sale or transfer by a holder of the number of shares of Common Stock into which this Debenture might have been converted immediately before such merger, consolidation, sale or transfer, subject to adjustments which shall be as nearly equivalent as may be practicable. In the event of any proposed merger, consolidation or sale or transfer of all or substantially all of the assets of the Company (a "Sale"), the Holder hereof shall have the right to convert by delivering a Notice of Conversion to the Company within fifteen
(15) days of receipt of notice of such Sale from the Company. In the event the
Holder hereof shall elect not to convert prior to the expiration of such fifteen
(15) day period, the Company may prepay all outstanding principal and accrued interest on this Debenture to the date of such prepayment, less all amounts required by law to be deducted, upon which tender of payment following such notice, the right of conversion shall terminate.

         9. The Holder of the Debenture, by acceptance hereof, agrees that this
Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or the shares of Common Stock issuable upon conversion hereof prior to the 40th day following the original issuance hereof and thereafter only under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

         10. This Debenture shall be governed by and construed in accordance with the laws of the State of New York.

         11. The following shall constitute an "Event of Default":

             a. The Company shall default in the payment of principal or interest on this Debenture; or

             b. Any of the representations or warranties made by the
                Company herein, in the Subscription Agreement, or in
                any certificate or financial or other written statements heretofore or hereafter furnished by or on
                behalf of the Company in connection with the execution and delivery of this Debenture or the Subscription Agreement shall be false or misleading in any material respect at the time made; or

             c. The Company shall fail to perform or observe, in any
                material respect, any other covenant, term, provision, condition, agreement or obligation of the
                Company under this Debenture or the Subscripton Agreement and such failure shall continue uncured for
                a period of ten (10) business days after notice from
                the Holder of such failure; or

             d. The Company shall (1) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (2)
                apply for or consent to the appointment of a trustee,
                liquidator or receiver for its or for a substantial part of its property or business; or

             e. A trustee, liquidator or receiver shall be appointed for the
                Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty
                (60) days after such appointment; or

             f. Bankruptcy, reorganization, insolvency or liquidation
                proceedings or other proceedings for relief under any
                bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if
                instituted against the Company, shall not be dismissed within sixty(60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

             g. The Company shall have its Common Stock delisted from
                an exchange or over-the-counter market or suspended from trading, and shall not have its Common Stock listed on the same or another exchange or market or have such suspension lifted, as the case may be, within thirty (30) days; provided that in no event shall a change in the listing of the Company's stock
                from NASDAQ/NMS to the NASDAQ Small Cap Market constitute a default hereunder.

Then, or at any time thereafter, and in each and every such case, unless such
Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may, upon written notice to the Company, consider this Debenture immediately due and payable, without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

         12. Nothing contained in this Debenture shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

         13. The Company and each Holder of this Debenture covenant and agree that the payment of the principal of and interest on this Debenture shall be subordinated in right of payment to the prior payment in full in cash of all of the Company's indebtedness or obligations of any kind whatsoever (other than accounts payable or liabilities to trade creditors in the ordinary course of business) outstanding from time to time that is not expressly designated as subordinated indebtedness (the "Senior Debt"). In the event of any insolvency, bankruptcy or similar proceedings relative to the Company or to its property, then:

          a. the holders of Senior Debt shall be entitled to receive payment in full in cash of all amounts due on or in respect of all Senior
             Debt before the Holder of this Debenture is entitled to receive any payment or distribution of any kind or character on account of this Debenture;

          b. any payment or distribution by the Company of any kind or character to which the Holder of this Debenture would be entitled but for the provisions of this Section shall be paid, ratably, directly to the holders of Senior Debt or their representative or representatives; and

          c. in the event that, notwithstanding the foregoing, the Holder of this Debenture shall have received any payment or distribution by the Company of any kind or character, from and
             after the date of any such event set forth above before all
             Senior Debt is paid in full in cash, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy or other person or
             entity making payment or distribution of assets of the Company for application to the payment of all Senior Debt remaining unpaid.

         In case any payment or distribution shall be paid or delivered to any
Holder of this Debenture in violation or contravention of the terms of this
Section, such payment or distribution shall, upon such Holder's receipt of notice of such violation or contravention, be held in trust for and paid and delivered ratably to the holders of Senior Debt (or their duly authorized representatives), until all Senior Debt shall have been paid in full.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: November 30, 1995
                                   XOMA CORPORATION



                                   By:
-------------------------------
                                            John L. Castello
                                            Chairman of the Board,
                                            President and Chief
                                            Executive Officer

                           EXHIBIT A

                     NOTICE OF CONVERSION

    (To be Executed by the Registered Holder in order to Convert a 4% Convertible Subordinated Debenture due November 30, 1998, Series
A)


         The undersigned hereby irrevocably elects to convert US $------------ (not less than US $50,000, unless at the time of such election to convert the aggregate principal amount of all outstanding Debentures registered in the name of the Holder is less than Fifty Thousand United States
Dollars (US $50,000)) of the principal amount of the above Debenture No. A---- into shares of Common Stock, par value $.0005 per share, of XOMA CORPORATION
(the "Company") according to the conditions thereof, as of the date written below.

         1. The Holder understands that the Debenture was issued by the Company pursuant to the exemption from registration under the United States Securities
Act of 1933, as amended (the "1933 Act"), provided by Regulation S thereunder
("Regulation S").

         2. The  undersigned  represents  that it is not a U.S.
Person as
defined in
Regulation S promulgated under the Securities Act of 1933 and is not converting the Debenture on behalf of any U.S. Person.

         3. The Holder represents and warrants that all offers and sales by the
Holder of the shares of Common Stock of the Company issued to the Holder upon such conversion of the Debenture (the "Common Shares") shall be made in compliance with Regulation S, pursuant to the registration provisions of the
1933 Act or pursuant to an exemption from registration.

         4. The Holder is familiar with and understands the terms and conditions and requirements contained in Regulation S.

         5. The undersigned has not engaged in any "directed selling efforts"
(as
such term is defined in Regulation S) with respect to the Common
Shares.


Date of Conversion* ------------------------------------------


Applicable Market Price  -------------------------------------


Signature ----------------------------------------------------
                           [Name]

Address: -----------------------------------------------------

         -----------------------------------------------------


* The original Debenture and the original of this Notice of Conversion must be received by the Company by the fifth business date following the Conversion Date. Written notice of the conversion to which this notice relates must be received by the Company on the Conversion Date
      (which may be provided by facsimile transmission or other means of same day delivery).